Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc.
Sterling Plaza 2, 3rd Floor 3545 Factoria Blvd. SE Bellevue, Washington 98006

CONTACTS:

	Daniel R. Wall	Bradley S. Powell	Geoffrey Buscher
	President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
	(206) 674-3455	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS SECOND QUARTER 2025 EPS OF $1.34

BELLEVUE, WASHINGTON - August 5, 2025, Expeditors International of Washington, Inc. (NYSE:EXPD) today announced second quarter 2025 financial results including the following comparisons to the same quarter of 2024:

•
Diluted Net Earnings Attributable to Shareholders per share (EPS1) increased 8% to $1.34
•
Net Earnings Attributable to Shareholders increased 5% to $184 million
•
Operating Income increased 11% to $248 million
•
Revenues increased 9% to $2.7 billion
•
Airfreight tonnage increased 7% and ocean container volume increased 7%
•
Cash returned to shareholders in the form of dividends and share repurchases was $335 million

“Throughout the Expeditors global network, we are seeing the positive impact of our strategic initiatives to maximize operational excellence,” said Daniel R. Wall, President and Chief Executive Officer. “Our focus on growth and execution puts us in a strong position to quickly adapt to this highly unpredictable environment. We are working with each of our regions and districts to increase efficiency and further optimize customer service to drive organic growth and boost profitability.

“We continued to grow all of our businesses during another quarter in which on-and-off tariffs and geopolitical uncertainty prompted many of our customers to re-evaluate their supply chains in anticipation of higher tariffs. Average buy and sell rates, for both air and ocean, remained highly volatile. We once again processed a substantial increase in customs clearances requiring greater skill as they have become more complex, while also growing air tonnage and ocean volumes.

“Our airfreight business increased on growth in tonnage and higher rates in most regions, as capacity remained tight despite new government limits on de minimis shipments, and particularly as customers sought to ship technology and other high-value inventory ahead of trade deadlines. Our ocean business also grew largely on increased volumes, particularly exports out of South Asia, as customers relocated sourcing to that region and moved freight in advance of extended tariff deadlines. Ocean rates softened throughout the quarter, with demand unable to match increased ocean capacity. Our other businesses within the customs brokerage segment, including road freight and warehousing and distribution, also grew on strong volumes and new business, as we worked with a mix of current and new customers to navigate the unpredictable and changing state of global supply chains.

“Looking ahead, we continue to expect the freight environment to remain unpredictable. Our resilience comes from the experience and expertise of our global network. Our customers have become accustomed to this unsettled environment and have come to trust that we can help them navigate uncertainty. This has not come without enormous extra effort and diligence from all our employees over the past months, and we are deeply appreciative.”

1Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements in this release.

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “We continued to watch expenses closely during the quarter, increasing operating income by 11%. As many costs have increased, we have been careful to limit headcount growth only in support of additional business activity, and to make essential investments to further strengthen our critical information systems.”

Mr. Powell noted that the Company’s second quarter net earnings grew at a lower rate than operating income as our effective tax rate increased from 25.8% a year ago to 28.7% during the most recent quarter, driven by changes in foreign exchange rates and certain non-deductible expenses. Mr. Powell further commented that the Company returned $335 million to shareholders in common stock repurchases and dividends during the second quarter of 2025.

Expeditors is a global logistics company headquartered in Bellevue, Washington. The Company employs trained professionals in 172 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing and distribution and customized logistics solutions.

Disclaimer on Forward-Looking Statements:

Certain statements contained in this news release are “forward-looking statements,” based on management’s views with respect to future events and underlying assumptions that involve risks and uncertainties. These forward-looking statements include statements regarding inflation; continued changes in air and ocean carrier capacity and the impact on rates; unpredictability in the ocean and air markets; geopolitical uncertainty; national policy changes on tariffs and other similar measures; port actions and other labor disruptions; new capacity in the marketplace; longer ocean transit times; e-commerce demand in the air market; changing de minimis laws; and volatile rates. Future financial performance could differ materially because of factors such as: our ability to produce organic growth and boost profitability as a result of strategic initiatives to maximize operational performance; our ability to continue to process an increasing number of more complex customs clearances; our ability to secure higher air tonnage and ocean volumes; our ability to carefully add headcount and keep other costs in check while continuing to generate efficiency that meets our historical expectations; the alignment of our variable compensation structure with performance; our ability to enhance and bolster our network security; our ability to take market share; our ability to offer cross-border customs expertise; our ability to offer solutions to address the ever shifting tariff changes and customer sourcing decisions; our ability to find solutions to keep cargo moving for our customers during highly uncertain market conditions; our ability to leverage the strength of our carrier relationships; the strength of our non-asset-based operating model; and our ability to remain a strong, healthy, unified and resilient organization. Geopolitical risks, port actions, other labor disruptions, tariffs, the removal of the de minimis exemption, and the current uncertainty in the global economy could have the effect of heightening many of the other risks described in Item 1A of our Annual Report on Form 10-K, including, without limitation, those related to the success of our strategy and desire to maintain historical unitary profitability, our ability to attract and retain customers, our ability to manage costs, interruptions to our information technology systems, the ability of third-party providers to perform, and potential litigation and contingencies, including risks associated with tax audits, as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission. These and other factors are discussed in the Company’s regulatory filings with the Securities and Exchange Commission, including those in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the Company’s most recent Form 10-Q. The forward-looking statements contained in this news release speak only as of this date and the Company does not assume any obligation to update them except as required by law.

Expeditors International of Washington, Inc.

Second Quarter 2025 Earnings Release, August 5, 2025

Financial Summary for three and six months ended June 30, 2025 and 2024 (Unaudited)

(in 000's of US dollars except share data)

	Three months ended June 30,			Six months ended June 30,
	2025	2024	% Change	2025	2024	% Change
Revenues	$2,651,885	$2,439,001	9%	$5,318,304	$4,645,679	14%
Directly related cost of transportation and other expenses [1]	$1,753,357	$1,639,408	7%	$3,530,032	$3,072,688	15%
Salaries and other operating expenses [2]	$650,792	$575,674	13%	$1,274,678	$1,134,296	12%
Operating income	$247,736	$223,919	11%	$513,594	$438,695	17%
Net earnings attributable to shareholders	$183,574	$175,469	5%	$387,369	$344,621	12%
Diluted earnings attributable to shareholders per share	$1.34	$1.24	8%	$2.82	$2.41	17%
Basic earnings attributable to shareholders per share	$1.35	$1.24	9%	$2.83	$2.43	16%
Diluted weighted average shares outstanding	136,631	141,716		137,537	142,928
Basic weighted average shares outstanding	136,266	141,013		137,045	142,104

1Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

2Salaries and other operating expenses totals Salaries and related, Rent and occupancy, Depreciation and amortization, Selling and promotion and Other as shown in the Condensed Consolidated Statements of Earnings.

During the three and six months ended June 30, 2025 we repurchased 2.0 million and 3.5 million shares of common stock at an average price of $112.05 and $114.31 per share. During the three and six months ended June 30, 2024 we repurchased 0.9 million and 3.9 million shares of common stock at an average price of $116.88 and $119.43 per share.

	Employee Full-time Equivalents as of June 30,
	2025	2024
North America	7,214	6,847
Europe	4,040	3,812
North Asia	2,306	2,238
South Asia	1,934	1,717
Middle East, Africa and India	1,463	1,391
Latin America	877	754
Information Systems	1,419	1,291
Corporate	413	413
Total	19,666	18,463

	Second quarter year-over-year percentage increase in:
2025	Airfreight kilos	Ocean freight FEU
April	9%	12%
May	4%	7%
June	7%	4%
Quarter	7%	7%

Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on August 8, 2025 will be considered in management's 8-K “Responses to Selected Questions.”

___________________________________

NOTE: See Disclaimer on Forward-Looking Statements in this release.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	June 30, 2025	December 31, 2024
Assets:
Current Assets:
Cash and cash equivalents	$1,156,162	$1,148,320
Accounts receivable, less allowance for credit loss of $7,575 at June 30, 2025 and $6,878 at December 31, 2024	2,005,094	1,997,840
Deferred contract costs	309,371	349,343
Other	180,949	164,272
Total current assets	3,651,576	3,659,775
Property and equipment, less accumulated depreciation and amortization $651,685 at June 30, 2025 and $615,533 at December 31, 2024	469,714	449,404
Operating lease right-of-use assets	565,367	551,652
Goodwill	7,927	7,927
Deferred federal and state income taxes, net	75,943	70,671
Other assets, net	15,954	15,029
Total assets	$4,786,481	$4,754,458
Liabilities:
Current Liabilities:
Accounts payable	$1,118,283	$1,036,749
Accrued liabilities, primarily salaries and related costs	468,426	451,921
Contract liabilities	385,414	441,927
Current portion of operating lease liabilities	113,626	106,736
Federal, state and foreign income taxes	30,525	29,140
Total current liabilities	2,116,274	2,066,473
Noncurrent portion of operating lease liabilities	472,924	462,201
Shareholders’ Equity:
Common stock, par value $0.01 per share. Issued and outstanding: 135,134 shares at June 30, 2025 and 138,003 shares at December 31, 2024	1,351	1,380
Additional paid-in capital	—	—
Retained earnings	2,380,278	2,455,132
Accumulated other comprehensive loss	(186,275)	(233,500)
Total shareholders’ equity	2,195,354	2,223,012
Noncontrolling interest	1,929	2,772
Total equity	2,197,283	2,225,784
Total liabilities and equity	$4,786,481	$4,754,458

5-August-2025	Expeditors International of Washington, Inc.	Page 4 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except per share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Revenues:
Airfreight services	$951,787	$860,323	$1,853,547	$1,619,697
Ocean freight and ocean services	675,782	651,675	1,457,447	1,222,461
Customs brokerage and other services	1,024,316	927,003	2,007,310	1,803,521
Total revenues	2,651,885	2,439,001	5,318,304	4,645,679
Operating Expenses:
Airfreight services	698,402	645,168	1,346,896	1,182,759
Ocean freight and ocean services	483,475	478,121	1,057,376	892,104
Customs brokerage and other services	571,480	516,119	1,125,760	997,825
Salaries and related	471,336	426,431	929,273	839,593
Rent and occupancy	65,741	59,597	130,084	120,849
Depreciation and amortization	13,847	14,979	28,451	30,140
Selling and promotion	9,928	7,998	18,502	14,777
Other	89,940	66,669	168,368	128,937
Total operating expenses	2,404,149	2,215,082	4,804,710	4,206,984
Operating income	247,736	223,919	513,594	438,695
Other Income (Expense):
Interest income	9,183	11,904	18,367	26,782
Other, net	1,050	98	1,889	3,626
Other income, net	10,233	12,002	20,256	30,408
Earnings before income taxes	257,969	235,921	533,850	469,103
Income tax expense	74,050	60,770	145,832	123,552
Net earnings	183,919	175,151	388,018	345,551
Less net earnings (losses) attributable to the noncontrolling interest	345	(318)	649	930
Net earnings attributable to shareholders	$183,574	$175,469	$387,369	$344,621
Diluted earnings attributable to shareholders per share	$1.34	$1.24	$2.82	$2.41
Basic earnings attributable to shareholders per share	$1.35	$1.24	$2.83	$2.43
Weighted average diluted shares outstanding	136,631	141,716	137,537	142,928
Weighted average basic shares outstanding	136,266	141,013	137,045	142,104

5-August-2025	Expeditors International of Washington, Inc.	Page 5 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Operating Activities:
Net earnings	$183,919	$175,151	$388,018	$345,551
Adjustments to reconcile net earnings to net cash from operating activities:
Provisions for losses on accounts receivable	1,051	1,644	1,812	2,038
Deferred income tax benefit	(7,523)	(6,917)	(7,447)	(4,623)
Stock compensation expense	27,267	25,704	38,816	38,076
Depreciation and amortization	13,847	14,979	28,451	30,140
Other, net	4,474	1,885	6,765	3,870
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(57,984)	(286,085)	50,165	(346,627)
Increase in accounts payable and accrued liabilities	61,885	211,692	43,466	295,283
(Increase) decrease in deferred contract costs	(21,617)	(122,258)	54,356	(186,320)
Increase (decrease) in contract liabilities	16,961	135,067	(72,327)	204,375
Decrease in income taxes payable, net	(44,668)	(29,854)	(14,328)	(7,168)
Decrease in other, net	1,600	5,761	4,087	9,078
Net cash from operating activities	179,212	126,769	521,834	383,673
Investing Activities:
Purchase of property and equipment	(15,875)	(7,943)	(29,027)	(18,124)
Other, net	24	66	180	163
Net cash from investing activities	(15,851)	(7,877)	(28,847)	(17,961)
Financing Activities:
Proceeds (payments) on borrowings on lines of credit, net	92	1,259	287	(15,983)
Proceeds from issuance of common stock	5,132	6,449	18,175	14,478
Repurchases of common stock	(231,116)	(102,300)	(408,470)	(462,824)
Dividends paid	(104,139)	(102,638)	(104,139)	(102,638)
Payments for taxes related to net share settlement of equity awards	(9,844)	(10,163)	(10,353)	(15,348)
Distribution to noncontrolling interest	—	—	(1,346)	—
Net cash from financing activities	(339,875)	(207,393)	(505,846)	(582,315)
Effect of exchange rate changes on cash and cash equivalents	14,156	(10,102)	20,701	(24,427)
Change in cash and cash equivalents	(162,358)	(98,603)	7,842	(241,030)
Cash and cash equivalents at beginning of period	1,318,520	1,370,456	1,148,320	1,512,883
Cash and cash equivalents at end of period	$1,156,162	$1,271,853	$1,156,162	$1,271,853
Taxes Paid:
Income taxes	$125,277	$96,739	$165,901	$133,603

5-August-2025	Expeditors International of Washington, Inc.	Page 6 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the three months ended June 30, 2025:
Revenues	$877,325	108,128	66,904	636,785	359,531	449,712	155,458	(1,958)	2,651,885
Directly related cost of transportation and other expenses[1]	$454,354	67,428	40,945	507,413	277,355	293,878	113,243	(1,259)	1,753,357
Salaries and related costs	$266,018	20,205	11,030	36,686	28,567	88,913	19,917	—	471,336
Other operating expenses[2]	$31,859	16,726	9,745	36,820	28,117	41,878	15,015	(704)	179,456
Operating income	$125,094	3,769	5,184	55,866	25,492	25,043	7,283	5	247,736
Identifiable assets at period end	$2,554,090	186,248	105,069	523,858	354,318	789,514	286,466	(13,082)	4,786,481
Capital expenditures	$6,146	257	274	4,545	1,189	1,928	1,536	—	15,875
Depreciation and amortization	$7,896	499	253	1,176	622	2,791	610	—	13,847
Equity	$1,475,449	57,602	37,810	192,012	119,338	191,551	162,159	(38,638)	2,197,283
For the three months ended June 30, 2024:
Revenues	$779,170	110,723	45,314	637,351	287,943	409,455	170,349	(1,304)	2,439,001
Directly related cost of transportation and other expenses[1]	$423,102	65,374	24,640	512,146	223,238	262,451	128,949	(492)	1,639,408
Salaries and related costs	$238,974	19,976	8,860	35,955	24,463	80,088	18,115	—	426,431
Other operating expenses[2]	$24,701	14,363	5,691	34,807	18,621	39,625	12,237	(802)	149,243
Operating income	$92,393	11,010	6,123	54,443	21,621	27,291	11,048	(10)	223,919
Identifiable assets at period end	$2,566,053	173,764	93,967	626,892	336,598	738,068	284,672	(31,673)	4,788,341
Capital expenditures	$2,948	575	129	355	1,955	1,094	887	—	7,943
Depreciation and amortization	$9,106	535	278	1,098	419	2,784	759	—	14,979
Equity	$1,546,936	32,700	41,135	163,913	129,886	151,165	153,155	(40,463)	2,178,427

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the six months ended June 30, 2025:
Revenues	$1,731,774	224,613	129,293	1,331,793	724,108	872,507	308,330	(4,114)	5,318,304
Directly related cost of transportation and other expenses[1]	$906,271	140,621	77,380	1,061,907	558,850	565,594	222,091	(2,682)	3,530,032
Salaries and related costs	$524,107	39,797	21,468	77,047	56,639	170,462	39,753	—	929,273
Other operating expenses[2]	$54,407	31,554	19,659	74,566	51,402	85,237	30,043	(1,463)	345,405
Operating income	$246,989	12,641	10,786	118,273	57,217	51,214	16,443	31	513,594
Identifiable assets at period end	$2,554,090	186,248	105,069	523,858	354,318	789,514	286,466	(13,082)	4,786,481
Capital expenditures	$14,553	483	499	5,050	2,063	3,084	3,295	—	29,027
Depreciation and amortization	$16,834	996	504	2,232	1,192	5,437	1,256	—	28,451
Equity	$1,475,449	57,602	37,810	192,012	119,338	191,551	162,159	(38,638)	2,197,283
For the six months ended June 30, 2024:
Revenues	$1,530,713	217,573	89,806	1,182,292	515,662	807,772	304,455	(2,594)	4,645,679
Directly related cost of transportation and other expenses[1]	$827,051	132,084	49,104	938,620	387,262	516,970	222,741	(1,144)	3,072,688
Salaries and related costs	$472,287	38,882	17,707	70,897	47,380	157,660	34,780	—	839,593
Other operating expenses[2]	$47,096	28,541	13,608	67,125	36,616	79,141	24,036	(1,460)	294,703
Operating income	$184,279	18,066	9,387	105,650	44,404	54,001	22,898	10	438,695
Identifiable assets at period end	$2,566,053	173,764	93,967	626,892	336,598	738,068	284,672	(31,673)	4,788,341
Capital expenditures	$8,476	1,974	282	637	2,099	3,312	1,344	—	18,124
Depreciation and amortization	$18,126	1,032	567	2,191	967	5,754	1,503	—	30,140
Equity	$1,546,936	32,700	41,135	163,913	129,886	151,165	153,155	(40,463)	2,178,427

1 Directly related cost of transportation and other expenses totals Operating Expenses from Airfreight services, Ocean freight and ocean services and Customs brokerage and other services as shown in the Condensed Consolidated Statements of Earnings.

2Other operating expenses totals rent and occupancy, depreciation and amortization, selling and promotion and other as shown in the consolidated statements of earnings.

5-August-2025	Expeditors International of Washington, Inc.	Page 7 of 7